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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

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     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of report (Date of earliest event reported): July 1, 1997



                                MICROFRAME, INC.
             (Exact Name of Registrant as Specified in its Charter)



         New Jersey                   0-13117                    22-2413505
        (State or Other       (Commission File Number)        (I.R.S. Employer
 Jurisdiction of Incorporation)                              Identification No.)


         21 Meridian Road
         Edison, New Jersey                                        08820
(Address of Principal Executive Offices)                         (Zip Code)

                                 (908) 494-4440
              (Registrant's telephone number, including area code)



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           This Current Report on Form 8-K is filed by  MicroFrame,  Inc., a New
Jersey corporation (the "Company"), in connection with the matters described herein.

 Item 5.   Other Events

           In June 1997, David E. Sawyer joined the Company as the Senior Vice President of Sales.

           On June 20, 1997, Mr. Alexander C. Stark, Jr. was elected as a director of the Company.

           On July 1, 1997, Mr. John F. McTigue became employed as the Chief Financial Officer of the Company replacing Mr. Simmons who tendered his resignation effective June 30, 1997. Mr. Simmons left to pursue other interests. His departure was not in whole or in part due to any dispute with the Company.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)        Exhibits.

99         Press Release dated July 9, 1997.

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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:      July 9, 1997
                                                MICROFRAME, INC.


                                                By: /s/ Stephen B. Gray
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                                                   Stephen B. Gray,
                                                   President and Chief Operating
                                                   Officer

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                                  EXHIBIT INDEX


Exhibit No.                                                                 Page
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99         Press Release dated July 9, 1997.                                 5




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